UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 21, 2013

INTERVEST BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23377	13-3699013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Rockefeller Plaza, Suite 400 New York, New York	10020-2002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (212) 218-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On March 21, 2013, Intervest National Bank (the “Bank”), the wholly-owned subsidiary of Intervest Bancshares Corporation (the “Company”), received notification from its primary regulator, the Office of the Comptroller of the Currency (the “OCC”), that the Formal Agreement, dated December 9, 2010, between the Bank and the OCC has been terminated. The Company issued a press release announcing the termination of this agreement, which is attached as Exhibit 99.1. The Company remains subject to a separate Formal Agreement with the Federal Reserve Bank of New York, its primary regulator.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1- Press Release concerning termination of Formal Agreement with the OCC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERVEST BANCSHARES CORPORATION

Date: March 25, 2013	By:	/s/ Lowell S. Dansker
Lowell S. Dansker
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: March 25, 2013	By:	/s/ John J. Arvonio
Chief Financial and Accounting Officer
(Principal Financial Officer)